                                                                   EXHIBIT 10.41


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment"), dated as of December 19, 2001, by and among PERFORMANCE FOOD GROUP COMPANY, a Tennessee corporation (the "Borrower"), the Lenders party to the Credit Agreement referenced below (the "Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent for the Lenders (the "Syndication Agent").

                              Statement of Purpose

         The Lenders agreed to extend certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of October 16, 2001 by and among the Borrower, the Lenders, the Administrative Agent and the Syndication Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

         The parties now desire to amend or modify certain provisions of the Credit Agreement in certain respects on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         2. Amendments to the Credit Agreement. Section 10.4(b) of the Credit Agreement is hereby amended by: (a) deleting the word "or" immediately prior to the beginning of existing clause (iv) of said section; and (b) adding a new clause "(v)" immediately after the end of existing clause (iv) as follows:

                  ", or (v) money market mutual funds organized under the laws of the United States or any State thereof which have daily pricing and daily redemption features and invest at least ninety (90%) percent of their assets in the investments described in clauses (i) through (iv) of this Section 10.4
                  (b)"

         3. Effectiveness. This First Amendment shall become effective on the date that each of the following conditions has been satisfied:

                  (a) Executed First Amendment. The Administrative Agent shall have received (i) a fully executed original of this First Amendment, executed by the Administrative Agent, the Lenders and the Borrower, and
         (ii) a fully executed original of the attached Consent to First Amendment, executed by each Guarantor.

                  (b) Fees and Expenses. The Administrative Agent shall have been reimbursed for all fees and out of pocket charges and other expenses incurred in connection with this First Amendment, including, without limitation, the fees and expenses referred to in Section 6 of this First Amendment, the Credit Agreement and the transactions contemplated thereby.

                  (c) Other Documents. The Administrative Agent shall have received any other documents or instruments reasonably requested by the Administrative Agent in connection with the execution of this First Amendment.



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         4. Effect of Amendment. Except as expressly amended hereby, the Credit
Agreement and Loan Documents shall be and remain in full force and effect. The amendments granted herein are specific and limited and shall not constitute a modification, acceptance or waiver of any other provision of or default under the Credit Agreement, the Loan Documents or any other document or instrument entered into in connection therewith or a future modification, acceptance or waiver of the provisions set forth therein.

         5. Representations and Warranties/No Default.

         (a) By its execution hereof, the Borrower hereby certifies that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that no Default or Event of Default has occurred and is continuing as of the date hereof.

         (b) By its execution hereof, the Borrower hereby represents and warrants that Borrower and each Subsidiary has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this First Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

         (c) This First Amendment and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of Borrower and each Subsidiary party thereto, and each such document constitutes the legal, valid and binding obligation of Borrower or each Subsidiary party thereto, enforceable in accordance with its terms.

         6. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket fees and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         7. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law provisions thereof.

         8. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

         9. Fax Transmission. A facsimile, telecopy or other reproduction of this First Amendment may be executed by one or more parties hereto, and an executed copy of this First Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this First Amendment as well as any facsimile, telecopy or other reproduction hereof.



                           [Signature Pages To Follow]




                                       2
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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.


                                       BORROWER:

[CORPORATE SEAL]                       PERFORMANCE FOOD GROUP COMPANY, as
                                       Borrower

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------








[First Amendment]

                                       AGENTS AND LENDERS:

                                       FIRST UNION NATIONAL BANK,
                                       as Administrative Agent and Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------








[First Amendment]

                                       MERRILL LYNCH CAPITAL CORPORATION,
                                       as Syndication Agent and Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------








[First Amendment]

                                       BANK OF AMERICA, N.A., as Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------










[First Amendment]

                                       CREDIT SUISSE FIRST BOSTON, as Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------






[First Amendment]

                                       BANK ONE, N.A., as Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------







[First Amendment]

                                       THE CHASE MANHATTAN BANK, as Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------










[First Amendment]

                                       SUNTRUST BANK, as Lender

                                       By:
                                            ------------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------








[First Amendment]

                         Consent to First Amendment and
                         Confirmation of Loan Documents

         By execution of this Consent to First Amendment and Confirmation of Loan Documents (the "Consent to First Amendment"), each of the undersigned hereby expressly (i) consents to the modifications and amendments set forth in the First Amendment, (ii) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party and (iii) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Guaranty Agreement and the other Loan Documents to which it is a party remain in full force and effect.

                                  GUARANTORS:

[CORPORATE SEALS]                 KENNETH O. LESTER COMPANY, INC.
                                  HALE BROTHERS SUMMIT, INC.
                                  CARO FOODS, INC.
                                  FRESH ADVANTAGE, INC.
                                  SOUTHLAND DISTRIBUTION SYSTEMS, INC.
                                  POCAHONTAS FOODS, USA, INC.
                                  PERFORMANCE FOOD GROUP OF GEORGIA, INC.
                                  T&S TRANSPORTATION OF RICHMOND, INC.
                                  AFI FOOD SERVICE DISTRIBUTORS, INC.
                                  ALLIANCE FOODSERVICE, INC.
                                  PERFORMANCE FOOD GROUP OF TEXAS, L.P.
                                  PERFORMANCE FOOD GROUP COMPANY
                                  OF TEXAS, INC.
                                  PFG HOLDING, INC.
                                  VIRGINIA FOODSERVICE GROUP, INC.
                                  AFFLINK INCORPORATED
                                  CARROLL COUNTY FOODS, INC.
                                  NORTHCENTERFOODSERVICE CORPORATION
                                  PFG-LESTER BROADLINE, INC.
                                  REDI-CUT FOODS, INC.
                                  K.C. SALAD HOLDINGS, INC.
                                  KANSAS CITY SALAD, L.L.C. (By: K.C. Salad
                                     Holdings, Inc., its manager)
                                  K.C. SALAD REAL ESTATE L.L.C. (By: K.C. Salad
                                     Holdings, Inc., its member)
                                  EMPIRE SEAFOOD HOLDING CORP.
                                  EMPIRE SEAFOOD, INC.
                                  EMPIRE IMPORTS, INC.
                                  PERFORMANCE TRANSPORTATION SYSTEMS, INC.
                                  SPRINGFIELD FOODSERVICE CORPORATION
                                  FRESH INTERNATIONAL CORP.
                                  TRANS-FRESH CORPORATION
                                  FRESH EXPRESS INCORPORATED
                                  FRESH INTERNATIONAL HOLDING CORP.
                                  FEF SALES CORP.


                  [Guarantors Continued on the Following Page]



[Consent to First Amendment]

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                                 FRESH-CUTS INCORPORATED
                                 FRESH EXPRESS MID-ATLANTIC INCORPORATED
                                 FRESH EXPRESS-CHICAGO INCORPORATED
                                 BRUCE CHURCH, LLC
                                 BRUCE CHURCH, INC. OF ARIZONA
                                 BC SYSTEMS, INC.
                                 ALAMO LAND COMPANY
                                 BLANCO DIRT INVESTORS, LLC
                                 TRANSFRESH VENTURES CORPORATION
                                 FRESH EXPRESS DALLAS INCORPORATED


                                 By:
                                        -------------------------------------
                                 Name:  Robert J. Fishbein
                                 Title: Vice President of each such Guarantor




                  [Guarantors Continued on the Following Page]












[Consent to First Amendment]

[CORPORATE SEAL]                     TRANSFRESH SOUTH AFRICA

                                     By:
                                              ----------------------------------
                                     Name:
                                              ----------------------------------
                                     Title:
                                              ----------------------------------












[Consent to First Amendment]